Supplement to the Prospectus and Statement of Additional Information

CREDIT SUISSE TRUST – COMMODITY RETURN STRATEGY PORTFOLIO

The following paragraph is added to the section of the prospectus entitled "The Management Firm".

Pursuant to an expense limitation agreement effective November 15, 2013, Credit Suisse will limit the portfolio's operating expenses to 1.05% of the portfolio's average daily net assets at least through November 15, 2015. This limit excludes certain expenses, including interest charges on portfolio borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, short sale dividends, and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board of Trustees). Credit Suisse Trust is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or such expenses were paid by Credit Suisse and the reimbursements do not cause the portfolio to exceed the expense limitation in the contract at the time the fees were limited or expenses were paid. This contract may not be terminated before November 15, 2015.

The following information supplements the information set forth on page 61 of the Statement of Additional Information in the section entitled "Investment Advisory Agreement".

Pursuant to an expense limitation agreement effective November 15, 2013, Credit Suisse will waive fees and reimburse expenses so that the portfolio's annual operating expenses will not exceed 1.05% of the portfolio's average daily net assets. This expense limitation exclude certain expenses, including interest charges on portfolio borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, short sale dividends, and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board). This expense limitation will be in effect at least through November 15, 2015. The Trust is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or expenses were paid by Credit Suisse and the reimbursement does not cause the portfolio to exceed the expense limitation in the contract at the time the fees were limited or expenses were paid. The contract may not be terminated before November 15, 2015. Credit Suisse may also voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by the portfolio.

Dated: October 1, 2013	TRCRS-PRO-16-0813 2013-03